CONSECO FUND GROUP
                                 CLASS Y SHARES
                                   EQUITY FUND
                              ASSET ALLOCATION FUND
                                FIXED INCOME FUND
                      Supplement Dated January 13, 1998 to
                         Prospectus dated August 6, 1997


     The section regarding investment performance relating to Class Y shares (pages 13-15) is revised to read as follows:

THE ADVISER'S INVESTMENT PERFORMANCE

      The Funds commenced operations on January 2, 1997. The total returns for Class Y of the Funds for the period from January 2, 1997 to June 30, 1997 were 8.82%, 8.85% and 3.97% for Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively, and for the period from January 2, 1997 to September 30, 1997 were 30.70%, 21.92% and 7.15% for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

     The Equity Fund, Asset Allocation Fund and Fixed Income Fund are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

     Below you will find information about the performance of the CST Funds. Although the Funds offered by this Prospectus have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.

     The investment characteristics of each Fund will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

     The Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.


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     The table below sets forth each Fund, its  corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of September 30, 1997.

                        Corresponding CST Fund
Fund                    (Inception Date and Asset Size)
----                    -------------------------------

Equity Fund             Common Stock Portfolio (November 20, 1991)

                        $225,244,341

Asset Allocation Fund   Asset Allocation Portfolio (November 20, 1991)

                        $25,746,193

Fixed Income Fund       Corporate Bond Portfolio (May 1, 1993)

                        $20,159,512

     The following table shows the average annualized total returns for the CST Funds for the one, three and five year periods ended September 30, 1997 and for the periods from inception of the CST Funds to September 30, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

CLASS Y SHARE TOTAL OPERATING EXPENSES.

CST Fund
                      1 Year    3 Years    5 Years     Since Inception
                      ------    -------    -------     ---------------

Common Stock          39.80%    35.81%     33.34%           23.88%
Portfolio

Asset Allocation      28.95%    26.21%     20.31%           17.39%
Portfolio

Corporate Bond        10.89%     10.41%       N/A           7.44%
Portfolio

     Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

     The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

     The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the 1, 5 and 10 year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

     Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.